EXHIBIT (a) (1) (ii)

LETTER OF TRANSMITTAL

TO TENDER AMERICAN DEPOSITARY SHARES

EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

OF

INVITEL HOLDINGS A/S

(FORMERLY HUNGARIAN TELEPHONE AND CABLE CORP.)

PURSUANT TO THE OFFER TO PURCHASE

DATED DECEMBER 7, 2009

BY

HUNGARIAN TELECOM (NETHERLANDS) COOPERATIEF U.A.

AN INDIRECT WHOLLY OWNED SUBSIDIARY

OF CERTAIN INVESTMENT PARTNERSHIPS DIRECTLY OR INDIRECTLY ADVISED BY

MID EUROPA PARTNERS LLP

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 7, 2010, UNLESS THE OFFER IS EXTENDED.

The U.S. Settlement Agent for the Offer is:

If delivering by mail:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

P.O. Box 2042

New York, New York 10272-2042

Phone: Toll-free (877) 248-6417

(718) 921-8317

If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE U.S. SETTLEMENT AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN, OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF INVITEL ADSs TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank)	Invitel ADS(s) Tendered (Please attach additional signed list, if necessary)
	ADR Certificate Number(s)(1)	Total Number of Invitel ADS(s) evidenced by ADR Certificate(s)(1)	Number of Invitel ADSs Tendered(2)

Total Invitel ADSs Tendered

(1)	Need not be completed by holders who deliver Invitel ADSs by book-entry transfer.

(2)	Unless otherwise indicated, all Invitel ADSs evidenced by ADR Certificates delivered to the U.S. Settlement Agent will be deemed to have been tendered. See Instruction 4.

The names and addresses of the registered holders of the tendered Invitel ADSs (as defined below) should be printed, if not already printed above, exactly as they appear on the ADR Certificates (as defined below) evidencing such Invitel ADSs tendered hereby.

This Letter of Transmittal is to be used by holders of Invitel ADSs if ADR Certificates evidencing Invitel ADSs are to be forwarded herewith or, unless an Agent’s Message (as defined in “The Offer—Section 3. Procedures for Accepting the Offer and Tendering Invitel Shares and Invitel ADSs” of the Offer to Purchase (as defined herein)) is utilized, if delivery of Invitel ADSs is to be made by book-entry transfer, to an account maintained by the U.S. Settlement Agent at the Book-Entry Transfer Facility (as defined in “The Offer—Section 2. Acceptance for Payment and Payment for Invitel Shares and Invitel ADSs” of the Offer to Purchase) and pursuant to the procedures set forth in “The Offer—Section 3. Procedures for Accepting the Offer and Tendering Invitel Shares and Invitel ADSs” thereof).

Holders of Invitel ADSs whose ADR Certificates evidencing such Invitel ADSs are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver their ADR Certificates and all other required documents to the U.S. Settlement Agent on or prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Invitel ADSs according to the guaranteed delivery procedure set forth in “The Offer—Section 3. Procedures for Accepting the Offer and Tendering Invitel Shares and Invitel ADSs” of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE U.S. SETTLEMENT AGENT.

TENDER OF INVITEL ADSs

☐	CHECK HERE IF TENDERED INVITEL ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE U.S. SETTLEMENT AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER INVITEL ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED INVITEL ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. SETTLEMENT AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

NOTE: ALL SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL

CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Hungarian Telecom (Netherlands) Cooperatief U.A., a cooperative association organized under the laws of The Netherlands (the “Offeror”), and indirectly wholly owned by certain investment partnerships, each of which is directly or indirectly advised by Mid Europa Partners LLP (the “Sponsor”), the above-described American Depositary Shares (the “Invitel ADSs”), each of which represents one ordinary share, par value €0.01 per share (the “Invitel Shares”), and is evidenced by an American Depositary Receipt (the “Invitel ADRs”), of Invitel Holdings A/S, a public limited company organized under the laws of Denmark (“Invitel”), pursuant to the Offeror’s offer to purchase (the “Offer”) any and all of the outstanding Invitel Shares and Invitel ADSs that are not already owned by the Offeror, at a purchase price of $4.50 per Invitel Share or Invitel ADSs, net to the seller in cash, without interest thereon and less any applicable withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 7, 2009 (the “Offer to Purchase”) and in this Letter of Transmittal. The undersigned hereby acknowledges receipt of the Offer. The undersigned further acknowledges and agrees that the Offeror may assign any of its rights hereunder, or in connection with the Offer, to any affiliate of the Offeror and that any reference to the Offeror herein shall also be deemed to be a reference to any such permitted assignee.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Invitel ADSs tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all of the Invitel ADSs that are being tendered hereby, and any and all dividends, distributions, Invitel Shares or other securities or rights issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”) and irrevocably constitutes and appoints American Stock Transfer and Trust Company, LLC (the “U.S. Settlement Agent”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Invitel ADSs (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver physical certificates of Invitel ADRs evidencing such Invitel ADSs (and any and all Distributions) (the “ADR Certificates”) or transfer ownership of such Invitel ADSs (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such Invitel ADSs (and any and all Distributions) for transfer on the books of Invitel and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Invitel ADSs (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Offeror’s officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Invitel’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute may in his or her sole discretion deem proper with respect to, all of the Invitel ADSs (and any and all Distributions) tendered hereby and accepted for payment by the Offeror. This appointment will be effective if and when, and only to the extent that, the Offeror accepts such Invitel ADSs for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Invitel ADSs in accordance with the terms of the Offer. Such acceptance for payment will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Invitel ADSs (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Offeror reserves the right to require that, in order for the Invitel ADSs to be deemed validly tendered, immediately upon the Offeror’s acceptance for payment of such Invitel ADSs, the Offeror must be able to exercise full voting, consent and other rights with respect to such Invitel ADSs (and any and all Distributions), including voting at any meeting of Invitel’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Invitel ADSs tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto (and to any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Settlement Agent or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Invitel ADSs tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the U.S. Settlement Agent for the account of the Offeror all Distributions in respect of the Invitel ADSs tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Invitel ADSs tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Offeror in its sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of the Invitel ADSs pursuant to any one of the procedures described in “The Offer—Section 3. Procedures for Accepting the Offer and Tendering Invitel Shares and Invitel ADSs” of the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). The Offeror’s acceptance of the undersigned’s Invitel ADS, for payment will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Invitel ADSs tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all of the Invitel ADSs purchased and, if appropriate, return any ADR Certificate evidencing Invitel ADSs not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Invitel ADSs Tendered”. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all of the Invitel ADSs purchased and, if appropriate, return any ADR Certificate evidencing Invitel ADSs not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Invitel ADSs Tendered”. In the event that the box entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Invitel ADSs purchased and/or return any ADR Certificate evidencing Invitel ADSs not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such ADR Certificate (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Invitel ADSs tendered hereby by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Invitel ADSs from the name of the registered holder thereof if the Offeror does not accept for payment any of the Invitel ADSs so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Invitel ADSs accepted for payment and/or ADR Certificates evidencing Invitel ADSs not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:	☐ Check ☐ ADR Certificate(s) to:

Name:
(Please Print)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number) (Also complete Substitute Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Invitel ADSs accepted for payment and/or ADR Certificates evidencing Invitel ADSs not tendered or accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Invitel ADSs Tendered”.

Mail:	☐ Check ☐ ADR Certificate(s) to:

Name:
(Please Print)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number) (Also complete Substitute Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

IMPORTANT

INVITEL ADS HOLDER: SIGN HERE (Please complete Substitute Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

(Signature(s) of Holder(s))

Name(s):

Capacity (Full Title):
(See Instructions)

Address:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(See Substitute Form W-9 included herein, or the appropriate IRS Form W-8, as applicable)

Dated: , 20

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on ADR Certificate(s) evidencing Invitel ADS(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by such ADR Certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURES

(If required—See Instructions 1 and 5. For Use by Eligible Institutions Only.)

Authorized Signature(s):

Name:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated: , 20

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Invitel ADSs) of Invitel ADSs tendered hereby, unless such registered holder(s) has (have) completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) such Invitel ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule I7Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Invitel ADS holders if ADR Certificates evidencing Invitel ADSs are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in “The Offer—Section 3. Procedures for Accepting the Offer and Tendering Invitel Shares and Invitel ADSs” of the Offer to Purchase. ADR Certificates evidencing tendered Invitel ADSs, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of Invitel ADS holders into the U.S. Settlement Agent’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the U.S. Settlement Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in “The Offer—Section 1. Terms of the Offer” of the Offer to Purchase). Invitel ADS holders whose ADR Certificates evidencing such Invitel ADSs are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the U.S. Settlement Agent on or prior to the Expiration Date, may tender their Invitel ADSs by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Offer—Section 3. Procedures for Accepting the Offer and Tendering Invitel Shares and Invitel ADSs” of the Offer to Purchase. Pursuant to this procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Offeror, must be received by the U.S. Settlement Agent on or prior to the Expiration Date; and (iii) the ADR Certificates (or a Book-Entry Confirmation) evidencing all tendered Invitel ADSs, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the U.S. Settlement Agent within three NYSE Amex Stock Exchange trading days after the date of execution of such Notice of the Guaranteed Delivery. If ADR Certificates evidencing Invitel ADSs are forwarded separately to the U.S. Settlement Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, ADR Certificates evidencing Invitel ADSs and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering holder, and the delivery will be deemed made only when actually received by the U.S. Settlement Agent (including, in the case of book-entry transfer, receipt of a book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Invitel ADSs will be purchased. All tendering Invitel ADS holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Invitel ADSs for payment.

3. Inadequate Space. If the space provided herein is inadequate, the ADR Certificate Numbers and/or the number of Invitel ADSs and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (not applicable to Invitel ADS holders who tender by book-entry transfer). If fewer than all of the Invitel ADSs evidenced by any ADR Certificate delivered to the U.S. Settlement Agent herewith are to be tendered hereby, fill in the number of Invitel ADSs that are to be tendered in the box entitled “Description of Invitel ADSs Tendered”. In this case, a new ADR Certificate evidencing the remainder of the Invitel ADSs that were evidenced by the ADR Certificate delivered to the U.S. Settlement Agent herewith will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Invitel ADSs evidenced by Invitel ADR Certificates delivered to the U.S. Settlement Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Invitel ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Invitel ADSs tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Invitel ADSs are registered in different names on several ADR Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

If this Letter of Transmittal or any ADR Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Invitel ADSs listed and transmitted hereby, no endorsements of ADR Certificates or separate stock powers are required unless payment is to be made or ADR Certificates for Invitel ADSs not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such ADR Certificate or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADR Certificate(s) listed and transmitted hereby, the ADR Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADR Certificate(s). Signature(s) on any such ADR Certificate or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Offeror will pay all transfer taxes with respect to the transfer and sale of any Invitel ADSs to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if ADR Certificate(s) evidencing Invitel ADSs not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered ADR Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Invitel ADSs purchased unless evidence satisfactory to the Offeror of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADR Certificate(s) evidencing the Invitel ADSs tendered hereby.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or ADR Certificates for Invitel ADSs not tendered or not accepted for payment are to be issued to, a person other than the signatory of this Letter of Transmittal or if a check and/or such ADR Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Substitute Form W-9 or IRS W-8. A tendering Invitel ADS holder that is a U.S. Person (as defined below) is required to provide the U.S. Settlement Agent with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided herein, and to certify, under penalties of perjury, that such number is correct and that such holder is not subject to backup withholding of U.S. federal income tax. If a tendering Invitel ADS holder that is a U.S. Person is subject to backup withholding, such holder must cross out Item (2) of Part II of Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject a tendering Invitel ADS holder that is a U.S. Person to U.S. federal backup income tax withholding of 28% of any payments made to such holder.

Certain Invitel ADS holders (including, among others, certain corporations and certain foreign individuals and entities) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9. Invitel ADS holders that are not U.S. Persons should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the U.S. Settlement Agent, in order to avoid backup withholding.

For this purpose, a “U.S. Person” is an individual who is a U.S. citizen or U.S. resident alien, a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate (other than a foreign estate) or a trust that is a domestic trust for U.S. federal income tax purposes. See the instructions to Substitute Form W-9 or the appropriate Form W-8, as applicable, for additional information regarding qualifying for an exemption from backup withholding. Invitel ADS holders are advised to consult their respective tax advisors as to their qualifications for obtaining an exemption from backup withholding and the procedure for obtaining such an exemption.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and IRS Form W-8 may be directed to the Information Agent or U.S. Settlement Agent at the addresses and phone numbers set forth herein, or to your broker, dealer, commercial bank or trust company.

10. Waiver of Conditions. Subject to the terms and conditions set forth in “The Offer—Section 13. Conditions to the Offer” of the Offer to Purchase and the rules and regulations of the Securities and Exchange Commission, the Offeror reserves the right, in its sole discretion, to waive, at any time and from time to time, any of the specified conditions of the Offer (if waivable), in whole or in part.

11. Lost, Destroyed or Stolen ADRs. If any ADR Certificate representing Invitel ADSs has been lost, destroyed or stolen, the holder should promptly notify the ADS Depositary in its capacity as transfer agent for the Invitel ADSs (telephone number: +1 212 602 1044). The holder will then be instructed as to the steps that must be taken in order to replace the Invitel ADR. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Invitel ADRs have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE U.S. SETTLEMENT AGENT ON OR PRIOR TO THE EXPIRATION DATE AND EITHER INVITEL ADRs FOR TENDERED INVITEL ADSs MUST BE RECEIVED BY THE U.S. SETTLEMENT AGENT OR INVITEL ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING HOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ➢ ☐ Other (see instructions) ➢

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ➢	Date ➢

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials should be directed to the Information Agent or the U.S. Settlement Agent at their respective telephone numbers and locations listed herein. Additional copies of the foregoing materials will be furnished promptly at the Offeror’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor

New York, New York 10022

Invitel ADS holders May Call Toll-Free: (888) 750-5834

Banks & Brokers May Call Collect: (212) 750-5833